                                                                   EXHIBIT 10.25

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of December 19, 2003 (this "Amendment"), amends the Credit Agreement, dated as of April 23, 2002 (the "Credit Agreement"), among METLIFE, INC., METROPOLITAN LIFE INSURANCE COMPANY and METLIFE FUNDING, INC., as borrowers, certain Lenders party hereto (the "Lenders"), BANK ONE, NA, CITIBANK N.A., JP MORGAN CHASE BANK AND WACHOVIA BANK, N.A., as Co-Syndication Agents, and BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent") for the Lenders. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Lenders to extend certain credit facilities to the Borrowers from time to time; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1. AMENDMENT. Effective as of the date hereof,

         1.1 Definition. The definition of "L/C Commitment" in Section 1.1 of the Credit Agreement is hereby amended to state in its entirety as follows:

                  "L/C Commitment" means the commitment of each Lender to severally Issue Letters of Credit from time to time under
                  Article III, in an amount not to exceed at any time outstanding the amount set forth on Schedule 2.1, as reduced pursuant to Section 2.7 or changed by one or more assignments under Section 10.4. The combined L/C Commitments on the date of the First Amendment hereto are $500,000,000."

         1.2 Schedule 2.1. Schedule 2.1 of the Credit Agreement is hereby amended to state in its entirety as set forth in Schedule 2.1 hereto.

         SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective when the Administrative Agent shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Administrative Agent, and in form and substance satisfactory to the Administrative Agent:

         (a) Amendment. This Amendment, duly executed by the Borrowers, the Issuing Lender, the Administrative Agent and the Required Lenders.

         (b) Secretary's Certificate. A certificate of the secretary or an assistant secretary of each Borrower, as to (i) resolutions of the Board of Directors of such

Borrower then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other document described herein, and (ii) the incumbency and signatures of those officers of such Borrower authorized to act with respect to this Amendment and each other document described herein.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. To induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrowers hereby represent and warrant to the Administrative Agent and each Lender as follows:

         3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrowers of this Amendment are within the Borrowers corporate powers, have been duly authorized by all necessary corporate action, and do not

                  (a) contravene the Borrowers' charters, by-laws or other organizational documents;

                  (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrowers; or

                  (c) result in, or require the creation or imposition of, any Lien on any of the Borrowers' properties.

         3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrowers of this Amendment.

         3.3 Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         SECTION 4. MISCELLANEOUS.

         4.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

         4.2 Payment of Costs and Expenses. The Borrower agrees to pay on demand all expenses of the Administrative Agent (including the fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

         4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         4.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         4.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         4.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         4.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    METLIFE, INC.
                                    /s/ Anthony J. Williamson
                                    ------------------------------------------
                                    By: Anthony J. Williamson
                                    Title: Senior Vice President and Treasurer

                                    METROPOLITAN LIFE INSURANCE COMPANY
                                    /s/ Anthony J. Williamson
                                    ------------------------------------------
                                    By: Anthony J. Williamson
                                    Title: Senior Vice President and Treasurer

                                    METLIFE FUNDING, INC.
                                    /s/ Anthony J. Williamson
                                    ------------------------------------------
                                    By: Anthony J. Williamson
                                    Title: Chairman, President and
                                           Chief Executive Officer

                                    BANK OF AMERICA, N.A.,
                                    individually and as Administrative Agent,

                                    By: /s/ Leslie Nannen
                                        --------------------------------------
                                        Title: Vice President

                                    BANK ONE, NA

                                    By: /s/ Gretchen Roetzer
                                        ---------------------------
                                        Title: Director

                                    CITIBANK, N.A.

                                    By: /s/ David A. Dodge
                                        ---------------------------
                                        Title: Managing Director

                                    JPMORGAN CHASE BANK

                                    /s/ Heather Lindstrom
                                    ------------------------------
                                    By:    Heather Lindstrom
                                    Title: Vice President

                                    WACHOVIA BANK, NATIONAL ASSOCIATION

                                    /s/ Kimberly Shaffer
                                    -----------------------------
                                    By: Kimberly Shaffer
                                    Title: Director

                                    THE NORTHERN TRUST COMPANY

                                    /s/ Eric Dybing
                                    ------------------------------------
                                    By: Eric Dybing
                                    Title: Second Vice President
                                           The Northern Trust Company

                                    DEUTSCHE BANK AG, NEW YORK BRANCH

                                    By:
                                    Title:

                                    By:
                                    Title:

                                    ROYAL BANK OF CANADA

                                    /s/ A. Birr
                                    -----------------------------
                                    By: Alexander Birr
                                    Title: Authorized Signatory

                                    CREDIT SUISSE FIRST BOSTON
                                    Acting through its Cayman Islands Branch

                                      /s/ Jay Chall
                                      -------------------------------
                                      By:     Jay Chall
                                      Title:  Director

                                      /s/ Cassandra Droogan
                                      -------------------------------
                                      By:     Cassandra Droogan
                                      Title:  Associate

                                    U.S. BANK NATIONAL ASSOCIATION

                                    By:
                                    Title:

                                    FLEET NATIONAL BANK

                                    /s/ Marcio Chapina
                                    ------------------------------
                                    By:    Marcio Chapina
                                    Title: Vice President

                                    MELLON BANK, N.A.

                                    /s/ Carrie Burnham
                                    -------------------------------
                                    By:     Carrie Burnham
                                    Title:  Assistant Vice President

                                    BNP PARIBAS

                                    /s/ Laurent Vanderzyppe
                                    ----------------------------
                                    By:    Laurent Vanderzyppe
                                    Title: Director


                                    /s/ Phil Truesdale
                                    ----------------------------
                                    By:    Phil Truesdale
                                    Title: Director

                                    PNC BANK, NATIONAL ASSOCIATION

                                    /s/ Kirk Seagers
                                    -------------------------------
                                    By:    Kirk Seagers
                                    Title: Vice President & Director

                                    STATE STREET BANK AND TRUST COMPANY



                                    By:     /s/ Illegible
                                    Title:  Vice President

                                    LEHMAN COMMERCIAL PAPER, INC.

                                   /s/ Jane E. Gillard
                                   --------------------------------
                                   By: Jane E. Gillard
                                   Title: Authorized Signatory

                                  Schedule 2.1

                         COMMITMENTS AND L/C COMMITMENTS

              Lender                    Commitment    L/C Commitment
-----------------------------------  ---------------  --------------
Bank of America, N.A.                $   110,000,000  $    44,000000
Bank One, NA                         $    97,500,000  $   39,000,000
Citibank, N.A.                       $    97,500,000  $   39,000,000
JPMorgan Chase Bank                  $    97,500,000  $   39,000,000
Wachovia Bank, NA                    $    97,500,000  $   39,000,000
BNP Paribas                          $    85,000,000  $   34,000,000
Credit Suisse First Boston           $    85,000,000  $   34,000,000
Deutsche Bank AG, New York Branch    $    85,000,000  $   34,000,000
Lehman Commercial Paper, Inc.        $    85,000,000  $   34,000,000
Fleet National Bank                  $    70,000,000  $   28,000,000
Mellon Bank, N.A.                    $    70,000,000  $   28,000,000
The Northern Trust Company           $    70,000,000  $   28,000,000
State Street Bank and Trust Company  $    50,000,000  $   20,000,000
U.S. Bank National Association       $    50,000,000  $   20,000,000
Royal Bank of Canada                 $    50,000,000  $   20,000,000
PNC Bank, NA                         $    50,000,000  $   20,000,000

COMMITMENTS                          $ 1,250,000,000  $  500,000,000

                                        1